UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934




                                January 17, 2001
                              --------------------
                                 Date of Report



                                 Rent-Way, Inc.
             (Exact name of registrant as specified in its charter)




Pennsylvania    000-22026   25-1407782   (State   or   other   jurisdiction   of
                corporation)    (Commission    File   Number)   (IRS    Employer
                Identification No.)




One RentWay Place, Erie, Pennsylvania                              16505
--------------------------------------------------------------------------------
(Address of principal executive offices)                         Zip Code



Registrant's telephone number, including area code:           (814) 455-5378
                                                             -------------------

Item 5.           Other Events

                        Rent-Way Delays Form 10-K Filing;
                       Extends Agreement with Bank Lenders


Erie, PA, January 12, 2001 -- Rent-Way, Inc. (NYSE: RWY) today announced that it is delaying the filing of its Annual Report on Form 10-K for the fiscal year ended September 30, 2000 to permit its accounting staff to complete work on certain remaining issues. The company now anticipates filing the Form 10-K with the SEC by mid-February. The company will issue a news release containing audited fiscal 2000 financial information as soon as practicable after the information becomes available. The company also expects to provide information on its expected fiscal 2001 performance shortly. "We are delaying our 10-K filing only to give our corporate staff the time necessary to insure its accuracy," stated William Morgenstern, Rent-Way's Chairman and Chief Executive Officer. "The previously announced preliminary results of our accounting investigation remain accurate. We continue to expect a negative, non-cash impact on fiscal 2000 earnings in the range of $65.0 to $75.0 million and no impact on reported revenues."

Rent-Way also announced that its bank lenders have agreed, subject to certain conditions, not to exercise their remedies under Rent-Way's credit agreement and to permit Rent-Way to continue to borrow funds sufficient to meet its projected needs through the end of February. "It is important to remember that all of our payment obligations to our bank lenders have been met. Looking forward, our bank lenders have asked us to engage an independent financial consulting firm to review our earnings and cash flow forecasts. Once our bank lenders have the consultants' report and have digested the final report on the results of our accounting investigation - which we now expect to have available by the end of January - we expect to move quickly to finalize a permanent amendment to our credit agreement," stated Mr. Morgenstern.

Rent-Way is the second largest operator of rental-purchase stores in the United States. Rent-Way rents quality name brand merchandise such as home entertainment equipment, computers, furniture and appliances from 1,126 stores in 42 states.

Certain statements in this news release, including, but not limited to, statements containing the words "anticipates", "believes", "expects", "intends", "will", "may" and similar words constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are based on the company's current expectations and involve known and unknown risks, uncertainties and other factors that may cause actual results or performance to differ materially from any future results or performance expressed or implied by such forward-looking statements. These risks, uncertainties and other factors include the uncertainty of the actual completion date of the fiscal 2000 audit and of the final results of such audit and the ongoing accounting investigation, the impact of possible revisions to the company's 1999 audited financial statements, and the inherent uncertainty in predicting actions of third parties, including the company's bank lenders, among others.

Contact: William Morgenstern, Chief Executive Officer or William McDonnell, Chief Financial Officer 814-455-5378

                                   SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                                       Rent-Way, Inc.
                                             -----------------------------------
                                                       (Registrant)





  January 17, 2001                                   /s/William E. Morgenstern
---------------------                                -------------------------
       Date                                               (Signature)
                                                    William E. Morgenstern
                                            Chairman and Chief Executive Officer





   January 17, 2001                               /s/William A. McDonnell
-------------------                              -------------------------
      Date                                               (Signature)
                                                    William A. McDonnell
                                      Vice President and Chief Financial Officer